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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2004




                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-50516                    13-4104684
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(State or Other Jurisdiction        (Commission                (I.R.S. Employer
     of Incorporation)             File Numbers)             Identification No.)


       3 Times Square, 12th Floor
              New York, NY                                              10036
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100

                         500 Seventh Avenue, 18th Floor
                               New York, NY 10018
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      On May 3, 2004, Eyetech Pharmaceuticals, Inc. announced information regarding its Phase 2 clinical trials for the use of Macugen(TM) in the treatment of diabetic macular edema, known as DME, which is a complication of diabetic retinopathy. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 3, 2004, Eyetech Pharmaceuticals, Inc. announced its financial results for the quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

      The information in this Item 12 of Form 8-K (including Exhibit 99.2) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 3, 2004                  EYETECH PHARMACEUTICALS, INC.


                                    By:      /s/ Glenn P. Sblendorio
                                             -----------------------------------
                                    Name:    Glenn P. Sblendorio
                                    Title:   Senior Vice President, Finance and
                                             Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Press release dated May 3, 2004 announcing information
                        regarding Phase 2 clinical trials results for the use of Macugen in the treatment of diabetic macular edema

99.2 Press release dated May 3, 2004 announcing financial results for the quarter ended March 31, 2004